CONSULTING AGREEMENT

This CONSULTING AGREEMENT (this “Agreement”) is entered into as of [      ],

2022,  (the  “Effective  Date”)  by  and  between  Frontera  Group  Inc.,  a  Nevada  corporation  (the

“Company”)   and   Long   Side   Ventures,   LLC,   a   Florida   limited   liability   company,   (the

“Consultant”).

WHEREAS,  the  Company  desires  to  engage  Consultant  to  provide  certain  Services  (as defined  in  Section  3  below)  for  compensation,  and  Consultant  desires  to  provide  the  Services  to the Company, upon the terms and subject to the conditions set forth below.

NOW,  THEREFORE,  in  consideration  of  the  premises  and  mutual  covenants  contained herein,  and  for  other  good  and  valuable  consideration,  the  receipt  and  adequacy  of  which  are hereby acknowledged, the parties hereto hereby agree as  follows:

1.

Engagement.   The  Company  hereby  engages  Consultant  to  provide  the  Services  during the  Term  (as  defined  below),  and  Consultant  hereby  accepts  such  engagement  to  provide the Services during the Term (the “Engagement”).

2.

Term of Engagement; Termination.

a.

Term.  The Engagement shall commence on the Effective Date and shall terminate on the five-month anniversary thereof, unless earlier terminated in accordance with Section

2(b) below (the “Term”).

b.

Termination.   This Agreement may be  terminated by Consultant or the  Company at any time upon thirty (30) days prior written notice of such termination to the other party.

c.

Effect  of  Termination.    In  the  event  of  a  termination  of  this  Agreement,  (i)

Consultant  shall  remain  entitled  to  receive  all  of  the  Consulting  Shares  (as  defined  in

Section  5)  and  (ii)  the  Company  shall  reimburse  Consultant  for  all  expenses  previously approved  by  the  Company  and  incurred  by  Consultant  in  connection  with  Consultant’s

Engagement.

3.

Services  to  be  Provided  by  Consultant.    During  the  Term,  Consultant  shall  provide

services  to  the  Company  as  set  forth  on  Exhibit  A,  as  well  as  any  other  services  that  are mutually  agreed  between  the  parties  hereto  (collectively,  the  “Services”).  The  parties hereto acknowledge and agree that the Services to be provided are in the nature of advisory services only, and Consultant shall have no responsibility or obligation for execution of the

Company’s business or any aspect thereof nor shall Consultant have any ability to obligate

or bind the  Company in  any respect.   Consultant shall have  control over the time, method

and  manner of  performing the  Services. Consultant  shall render such services as are  from time to time requested by the Company’s management. The Parties acknowledge and agree that Consultant is not a Registered Broker-Dealer and that Consultant shall not participate and shall have no obligation to participate in any actions that would require the Consultant to be registered as a broker-dealer or a registered representative of a broker-dealer.

4.

Company Obligations. The Parties agree that throughout the term of this Agreement, the

Company  shall,  at  its  sole  expense,  cooperate  and  deliver  all  documents  and  information to Consultant, as reasonably requested by Consultant, without unreasonable delay so  as to allow Consultant to render the services provided in this Agreement.

a.    The  Parties  acknowledge  and  agree  that  during  the  term  of  this  Agreement:   (a)

Consultant  shall  have  the  right,  in  its  sole  discretion,  to  determine  the  suitability and  form  of  services to  be  render  to  the  Company;  (b)  the  Company  shall  assume and  at  all  times  retain  an  obligation  to  provide  timely,  accurate,  and  complete information  and  documents  to  Consultant, as  reasonably  requested by  Consultant;

and  (c)  Consultant’s  obligations  under  this  Agreement  are,  at  all  times,  subject  to the Company’s delivery of documents to Consultant that are, at the time of delivery,

timely,  accurate,  and  complete.  In  the  event  that  the  Company  fails  to  fulfill  its obligations  under  this  Section  4.a,  such  failure  shall  be  considered  a  material breach of this Agreement.

b.   The Parties agree that the Company shall be solely responsible for the accuracy and

completeness   of   the   information,   documents   (including,   but   not   limited   to,

information,  memoranda,  press  releases,  public  announcements,  and  other  similar statements) that the Company issues or delivers, directly or indirectly, to Consultant and  all  other  third  parties  regarding  the  Company,  its  affairs,  plans,  or  future

prospects   and   the   representations   contain   in   any   of   them   (the   “Company’s

Statements”).  At  all  times  during  the  term  of  this  Agreement,  the  Company  shall,

upon  reasonable  receipt  of  any  request  from  Consultant,  provide  Consultant  with prompt  written  confirmation  of  the  accuracy  and  completeness  of  the  Company’s

Statements.   Further,  the  Parties  agree  that  Consultant’s  sole  responsibility  is  to ensure  that  the  statements  and  information  it  distributes  or  publishes  is  consistent with the Company’s Statements; and

c.    The Company will promptly review materials created and submitted by Consultant and inform Consultant, in writing of any inaccuracies contained therein prior to the distribution of said materials by Consultant to other parties.

5.

Compensation.   In  consideration  for  the  Services  to  be  provided  hereunder,  Consultant shall receive a consulting fee equal to $30,000 per month, payable in advance on a monthly basis  (the  “Monthly  Consulting  Fee”)  and  due  no  later  than  the  5th  day  of  each  month during which services are to be provided. At the Consultant’s sole election, Consultant may elect  to  receive  payment  of  the  Monthly  Consulting  Fee  in  shares  of  the  Company’s common  stock  if  the  Company  has  a  then  qualified  offering  pursuant  to  Regulation  A  (a

“Qualified Regulation A Offering”) and such shares are issued pursuant to such Qualified

Regulation  A  Offering.  The  number   of  shares   issuable  in  payment  thereof  shall  be

calculated  by  dividing  the  offering  price  of  the  Company’s  common  stock  as  set  forth  in the  Qualified  Regulation  A  Offering  by  the  Monthly  Consulting  Fee.  If  the  Consultant

elects to be paid the Monthly Consulting Fee in shares instead of cash, the Consultant may elect to accelerate the payment of the remaining amounts that could become due under this

Agreement and receive that number of shares equal to the aggregate amount of the Monthly

Consulting  Fees  remaining  under  this  Agreement  divided  by  the  Regulation  A  offering

Price. Notwithstanding the foregoing, the Company shall not issue a number of shares that would  cause  the  Consultant  to  own  more  than  9.9%  of  issued  and  standing  shares  of  the

Company. In such case were the election by the Consultant would result in the issuance of a  number  of  shares  in  excess  of  9.9%  then  the  Company  shall  retain  such  number  of additional  shares  for  issuance  to  the  Consultant  at  such  later  date  so  that  the  Consultant does not own more than 9.9% of the issued and outstanding shares of the Company.

a.    Should there be a change in control (as defined below) of the Company prior to the completion of this Agreement the total of the unpaid Monthly Consulting Fees shall become  immediately  due  and  payable  either  in  cash  or  in  shares  of  Company common stock issued pursuant to a Qualified Regulation A Offering.

b.   For the purposes of this Section 5, “Change in Control” means:

i.   any person or entity becoming the beneficial owner, directly or indirectly,

of securities of the Company representing forty (40%) percent of the total voting power of all its then outstanding voting securities;

ii.  a merger or consolidation of the Company in which its voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation;

iii. a sale of substantially all the assets of the Company or a liquidation or dissolution of the Company; or

iv. individuals who, as of the date of the signing of this Agreement, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date of the signing of this Agreement, whose election, or nomination for election by the Company stockholders, was approved by the vote of at least a majority of the directors then in office shall be deemed a member of the Incumbent

Board.

6.

Expenses.  The Company shall reimburse Consultant for all reasonable expenses incurred by  Consultant  in  providing  the  Services  hereunder  no  later  than  thirty  (30)  days  after  the submission of an invoice evidencing such expenses in a form reasonably satisfactory to the

Company.

7.

No  Exclusivity.    The  Company  hereby  acknowledges  and  agrees  that  nothing  in  this

Agreement  shall  prohibit  Consultant  from  continuing  to  provide  services  similar  to  the

Services to other companies or otherwise engaging in Consultant’s business activities.

8.

Independent  Contractor  Status.   It  is  understood  and  agreed  that  in  the  performance  of the  Services  hereunder,  Consultant  is  acting  as  an  independent  contractor  and  not  as  an agent  or  employee  of,  or  partner,  joint  venturer  or  in  any  other  relationship  with,  the

Company.  Consultant acknowledges that no income, social security or other taxes will be

withheld  or  accrued  by  the  Company,  on  Consultant’s  behalf.   Neither  the  Company  nor

Consultant  has  the  authority  to  bind  the  other  in  any  agreement  without  the  prior  written consent of the entity to be bound.

9.

Confidentiality.  In connection with Consultant’s Engagement, it is contemplated that the

Company  may  supply  Consultant  with  non-public  or  proprietary  information  concerning the  Company  and  its  business  and  operations  and  affiliates  relating  to  certain  privileged and  confidential  business,  financial  and  technical  matters that  it  would  like  Consultant  to evaluate  or  in  relation  to  the  provision  of  the  Services  (“Confidential  Information”).

These  disclosures will  be  given  in  strict  secrecy  and  confidence  and  Consultant  agrees  to use its best efforts to protect the integrity and confidentiality of the Proprietary Information.

As  used  herein,  Confidential  Information  means  any  and  all  non-public  data,  ideas  and information, in  whatever form,  tangible or  intangible, which  is provided  to  Consultant by the Company in connection with the Agreement.

10.

Publicity.   No  party  hereto shall disclose  the  existence or  terms of  this Agreement to  any person  or  entity  without  the  prior written  consent of  the  other  party  hereto, except  for the

Company’s obligation to  report  the terms of this Agreement  in its filings with the  SEC or for the issuance of the shares pursuant to Section 5, above

11.

Legal  Representation.   Each  party  hereto  acknowledges  that  it  has  been  represented  by independent legal counsel in the preparation of the Agreement.  Each party recognizes and acknowledges that counsel to the Company has represented Consultant in connection with various  legal  matters  and  each  party  waives  any  conflicts  of  interest  or  other  allegations that it has not been represented by its own counsel.

12.

Consultant Representations.  In connection with the Consulting Shares to be acquired by

Consultant hereunder, Consultant represents and warrants to the Company that:

a.

Consultant acknowledges that Consultant has been afforded  the opportunity to ask questions of and receive  answers from  duly authorized officers to other representatives of the  Company  concerning  an  investment  in  the  Consulting  Shares,  and  any  additional information which Consultant has requested.

b.

Consultant  has  had  experience  in  investments  in  restricted  and  publicly  traded securities,  and  has  had  experience  in  investments  in  speculative  securities  and  other investments which  involved the risk of loss of investment.  Consultant acknowledges that an  investment  in  the  Consulting  Shares  is  speculative  and  involves  the  risk  of  loss.

Consultant  has  the  requisite  knowledge  to  assess  the  relative  merits  and  risks  of  this investment  and  Consultant  can  afford  the  risk  of  loss  of  his  entire  investment  in  the

Consulting Shares.

c.

Consultant  is  an  accredited  investor,  as  that  term  is  defined  in  Regulation  D promulgated under the Securities Act of 1933.

d.

Consultant  is  acquiring  the  Consulting  Shares  for  Consultant’s  own  account  for investment and not with  a view  toward resale or distribution thereof except in accordance with applicable securities laws.

13.

General Terms.

a.

Any  notice  to  be  given  hereunder  by  a  party  to  any  other  party  hereto  may  be effectuated  in writing  by personal  delivery, by  mail, registered or certified, postage prepaid, with return  receipt  requested,  or  by  facsimile  or  other  electronic  transmission  and  addressed  to  such party at the address set forth on the signature page below.

b.

If   any   provision   of   this   Agreement   is   determined   by   a   court   of   competent

jurisdiction  to  be  invalid  or unenforceable,  that  provision  shall  be  deemed  modified  to  the  extent necessary  to  make  it  valid  or  enforceable,  or  if  it  cannot  be  so  modified,  then  severed,  and  the remainder of the Agreement shall continue in full force  and effect.

c.

All questions concerning the construction, validity, enforcement and interpretation of  this  Agreement  shall  be  governed  by  and  construed  and  enforced  in  accordance with  the  laws

of  the  State  of  Florida,  without  regard  to  the  principles  of  conflicts  of  law  thereof.   Each  party

agrees that all legal proceedings concerning the interpretations and enforcement of this Agreement

(whether brought against a party hereto or its respective affiliates, directors, officers, shareholders,

employees or agents) shall be commenced exclusively in the state  and federal courts sitting in the

City  of  Miami.  Each  party  hereto  hereby  irrevocably  submits  to  the  exclusive  jurisdiction  of  the state  and  federal courts sitting  in the City of Miami  for the adjudication  of any dispute  hereunder or  in  connection  herewith  or  with  respect  to  the  enforcement  of  this  Agreement,  and  hereby irrevocably  waives, and  agrees  not  to assert  in  any  suit,  action  or  proceeding,  any  claim  that  it  is not  personally  subject  to  the  jurisdiction  of any  such court.  Each party hereto  hereby  irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party  at  the  address  in  effect  for  notices  to  it  under  this  Agreement  and  agrees  that  such  service shall constitute good and sufficient service of process and notice thereof.

d.

This  Agreement  embodies  the  entire  understanding  of  the  parties  hereto  with respect  to  the  subject  matter  hereof,  and  supersedes  all  prior  or  contemporaneous  agreements,

arrangements or understandings with respect to the subject matter hereof, whether oral or written.

e.

This  Agreement  may  not  be  modified,  and  no  except  in  a  writing  signed  by  the parties hereto.

f.

No term of this Agreement may be waived, except in a writing signed by the party hereto entitled to the benefit of such term.

g.

Each  party  hereto  represents  and  agrees  that  such  party  is  authorized  to  enter  into this Agreement and this Agreement constitutes a legal, valid and binding obligation of such party,

enforceable in accordance with its terms.  This Agreement may not be assigned by any party.

h.

This Agreement  may  be executed in  one  or more counterparts each of which  shall be  deemed  an  original  and  all  of  which  counterparts,  taken  together,  shall  constitute  one  and  the same Agreement.

[SIGNATURE PAGE FOLLOWS]

!

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Long Side Ventures, LLC

Frontera Group, Inc.

By:

By:

Name: Ben Kaplan

Name:  Andrew De Luna

Title:   Manager

Title:    CEO

Address for Notice:

Address for Notice:

13005 Coronado LN

140-75 Ash Avenue

North Miami, FL 33181

Suite 2C

Flushing, NY 1135

EXHIBIT A

Services

Long Side Ventures, LLC will provide the following services to Progressive Care, Inc. pursuant to an executed consulting agreement:

1.   Provide Strategic Advice on Capital Markets Strategies and uplisting to Nasdaq or other

National Market, and debt restructuring.

2.   Introduce the Company to investment banks, underwriters, and specialists in uplisting.

3.   Introduce potential Merger and Acquisitions candidates